Exhibit 4.1

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                                       AND

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                                     Trustee

                                   ----------

                          First Supplemental Indenture

                         Dated as of September 10, 2002

                                       To

                                    Indenture

                          Dated as of November 1, 1998

                                   ----------

                        Senior Deferrable Notes due 2007

      FIRST SUPPLEMENTAL INDENTURE, dated as of September 10, 2002 (this "First Supplemental Indenture"), between PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, a New Jersey corporation (the "Company"), having its principal office at 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101, and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), a banking association organized under the laws of the United States, as Trustee (the "Trustee"), under the Indenture, dated as of November 1, 1998, between the Company and the Trustee (the "Indenture").

      WHEREAS, the Company has executed and delivered the Indenture to the Trustee to provide for the issuance from time to time of its senior debt securities evidencing its unsecured unsubordinated indebtedness (the "Securities"), to be issued in one or more series as provided in the Indenture.

      WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a series of Securities, to be known as its "Senior Deferrable Notes due 2007" (herein called the "Notes"), in this First Supplemental Indenture.

      WHEREAS, all things necessary to make this First Supplemental Indenture a valid, binding and enforceable agreement of the Company, and to make the Notes, when executed, authenticated and delivered by the Company, the valid, binding and enforceable obligations of the Company have been done and the execution and delivery of the First Supplemental Indenture has been duly authorized in all material respects.

      WHEREAS, PSEG Funding Trust I, a Delaware statutory trust (the "Trust"), will issue $460,000,000 in aggregate liquidation amount of its preferred securities (the "Preferred Securities") and, in connection therewith, the Company has agreed to purchase $14,226,850 in aggregate liquidation amount of the Trust's common securities (the "Common Securities"), each representing an undivided beneficial interest in the assets of the Trust, and the Trust proposes to invest the proceeds from such issuances in $474,226,850 aggregate principal amount of the Notes.

      NOW, THEREFORE, for and in consideration of the purchase of the Notes by the Trust, it is mutually agreed, for the equal and proportionate benefit of the Trust and any other future holders of the Notes (the "Holders"), as follows:

                                   ARTICLE ONE
                                   DEFINITIONS

      Section 101. Definition of Terms. Unless the context otherwise requires:

            (a) any term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

            (b) any term not defined herein that is defined in the Indenture has the same meaning when used in this First Supplemental Indenture;


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            (c) any term not defined  herein or in the Indenture that is defined in Amended and Restated  Trust  Agreement,  dated as of September  10, 2002 (the
"Declaration"), of the Trust has the same meaning when used in this First Supplemental Indenture;

            (d) the term "Business Day," as used in the Indenture and this First Supplemental Indenture with respect to the Notes, means any day other than a Saturday or Sunday, or any other day on which banking institutions in The City of New York are permitted or required by any applicable law to close.

                                   ARTICLE TWO
                         TERMS AND ISSUANCE OF THE NOTES

      Section 201. Issue of Notes. A series of Securities which shall be designated the "Senior Deferrable Notes due 2007" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Indenture and this First Supplemental Indenture (including the forms of Notes set forth as Exhibits A, B and C hereto). The Notes will constitute unsecured and unsubordinated indebtedness of the Company and will rank equally with all other existing or future unsecured and unsubordinated indebtedness of the Company. The aggregate principal amount of Notes of the series created hereby which may be authenticated and delivered under the Indenture shall not, except as permitted by the provisions of the Indenture, exceed $474,226,850. The Notes shall be initially issued in certificated form to the Trust (the "Initial Notes") and shall be substantially in the Form of Exhibit A hereto. The Notes will be issued in denominations of $50 and integral multiples thereof. The terms of such Notes are herein incorporated by reference and made part of this First Supplemental Indenture.

      Section 202. Maturity. Unless a Tax Event Redemption occurs or the Notes are repurchased by the Company at the Holders' option following a Failed Secondary Remarketing as described in Section 205(b), the entire principal amount of the Notes will mature and become due and payable, together with any accrued and unpaid interest thereon, on November 16, 2007 (the "Maturity Date").

      Section 203. Liquidation or Dissolution of Trust. In the event of an involuntary or voluntary liquidation and dissolution of the Trust (other than in connection with a Tax Event Redemption):

            (a) With respect to Separate Preferred Securities held in book-entry form, Initial Notes in an aggregate principal amount equal to the aggregate liquidation amount of such Separate Preferred Securities may be presented to the Trustee by the Property Trustee, along with written certification by the Property Trustee that the Separate Preferred Securities are held in book-entry form, in exchange for a global Security (a "Global Note") in the form of Exhibit B in an aggregate principal amount equal to the aggregate amount of Initial Notes so presented to the Trustee by the Property Trustee. The securities depositary for the Global Note will be The Depository Trust Company (the "Depositary"). The Global Note will be registered in the name of the Depositary or its nominee, and delivered by the Trustee to the Depositary or a custodian appointed by the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Property Trustee. The Company, upon any such presentation, shall


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execute a Global Note in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Indenture and this First Supplemental Indenture. Payments on the Notes issued as a Global Note will be made to the Depositary or its nominee.

            (b) With respect to Pledged Preferred Securities, Initial Notes may be presented to the Trustee by the Property Trustee, along with written identification by the Property Trustee of the certificate or certificates representing such Pledged Preferred Securities and of the liquidation amount thereof, in exchange for a certificated Security (a "Certificated Note") in the form of Exhibit C representing a Pledged Note (as such term is defined in the Pledge Agreement) in an aggregate principal amount equal to the aggregate amount of Initial Notes so presented to the Trustee by the Property Trustee. The Pledged Notes shall be registered in the name of the Purchase Contract Agent as attorney in fact for the holders of the Corporate Units and delivered by the Trustee to the Collateral Agent for credit to the Collateral Account (as such term is defined in the Purchase Contract Agreement) pursuant to the instructions of the Property Trustee. The Company, upon any such presentation, shall execute a Certificated Note in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Indenture and this First Supplemental Indenture.

            (c) Each such Global Note and Pledged Note shall represent such number of the Outstanding Notes as shall be from time to time endorsed thereon, which numbers may be increased or decreased, as applicable, to reflect, in connection with the creation of Treasury Units and the recreation of Corporate Units, transfers between Pledged Notes and Separate Notes (as such term is defined in the Pledge Agreement). Any such increase or decrease in the aggregate number of Notes represented by (i) a Pledged Note shall be made by the Collateral Agent and (ii) a Global Note shall be made by the Trustee, as custodian of the Global Notes, in each case upon the instructions of the Collateral Agent given pursuant to Article 4 of the Pledge Agreement.

      Section 204. Interest.

            (a) Subject to Section 204(c) below, each Note will bear interest at the rate of 6.25% per annum from September 10, 2002, payable quarterly in arrears on February 16, May 16, August 16 and November 16 of each year, commencing November 16, 2002; provided that, following the Reset Effective Date, interest shall be payable semi-annually in arrears on each May 16 and November 16, commencing November 16, 2005, in the event that the Notes are successfully remarketed on the Initial Remarketing Date, or May 16, 2006, in the event that the Notes are successfully remarketed on the Secondary Remarketing Date.

            If the Reset Effective Date is the Initial Reset Date and such date is not otherwise a scheduled Interest Payment Date, an interest payment shall be payable on the Initial Reset Date equal to the amount of interest accrued on the Notes from the most recent Interest Payment Date to but excluding the Initial
Reset Date. In such case, interest payable on the Interest Payment Date next following the Initial Reset Date shall equal the amount of interest accrued from and including the Initial Reset Date to but excluding such Interest Payment Date.


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            Each date on which  interest  is payable on the Notes in  accordance with this Section 204(a) is referred to as an "Interest Payment Date."

            (b) The Regular Record Dates for the payment of interest on the Notes on any Interest Payment Date shall be (i) as long as the Notes are represented by Initial Notes or Certificated Notes (whether issued pursuant to Section 203(b) or otherwise in accordance with the terms of the Indenture), the fifteenth Business Day prior to each Interest Payment Date or (ii) if the Notes are issued pursuant to Section 203(a) above, the Business Day preceding each Interest Payment Date.

            (c) The interest rate on the Notes outstanding on and after the Initial Remarketing Date will be reset to the Reset Rate, and interest will accrue at the Reset Rate from and including the Initial Reset Date except in the event of a Failed Initial Remarketing. In the event of a Failed Initial Remarketing, the interest rate on the Notes outstanding on and after the Secondary Remarketing Date will be reset to the Reset Rate, and interest will accrue at the Reset Rate from and including the Purchase Contract Settlement Date, except that in the event of a Failed Secondary Remarketing, the interest rate on the Notes will not be reset and the scheduled Interest Payment Dates shall remain February 16, May 16, August 16 and November 16. On the applicable Reset Announcement Date, the applicable Reset Spread and the Appropriate
Benchmark Treasury or Two-Year Benchmark Treasury, as applicable, will be announced by the Company. On the Business Day immediately following such Reset Announcement Date, the Holders of Notes will be notified of such Reset Spread and Appropriate Benchmark Treasury or Two-Year Benchmark Treasury, as applicable, by the Company. Such notice shall be sufficiently given to such Holders of Notes if published in a newspaper that is published each business day in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal.

            (d) Not later than seven calendar days nor more than 15 calendar days immediately preceding the Initial Remarketing Date or the Secondary
Remarketing Date, as the case may be, the Company will request that the Depositary or its nominee (or any successor Depositary or its nominee) notify the Holders of Notes of the Initial Remarketing or the Secondary Remarketing, as the case may be, and, in the case of a Secondary Remarketing, the procedures to be followed by such holders of Notes wishing to settle the related Purchase Contracts with separate cash on the Business Day immediately preceding the Purchase Contract Settlement Date.

            (e) The amount of interest payable on the Notes for any period will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of the interest payable on such date will be made on the next day that is a Business Day (and without interest or other payment in respect of any such delay), except that, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day.

      Section 205. Redemption and Repurchase.

            (a) If a Tax Event occurs and is continuing, the Company may, at its option and upon not less than 30 nor more than 60 days' notice to the Holders of the Notes,


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redeem  the Notes in whole  (but not in part) at a price  per Note  equal to the
Redemption Amount, plus any accrued and unpaid interest (including compound interest, if any) to the Tax Event Redemption Date (as defined below). If the Company elects to redeem the Notes following the occurrence of a Tax Event, (i) the Company shall certify in writing to the Trustee the occurrence of the Tax Event and the applicable Redemption Amount; (ii) the aggregate Redemption Amount, plus any accrued and unpaid interest (including compound interest, if any) to the Tax Event Redemption Date, shall be paid prior to 12:00 noon, New York City time, on the date of redemption (the "Tax Event Redemption Date") by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder; (iii) the Company shall appoint a Quotation Agent to assemble (or, in the event of a Tax Event Redemption Date following a successful Remarketing) to ascertain the purchase price of the Treasury Portfolio in consultation with the Company; and (iv) such redemption shall otherwise be in accordance with the provisions of Article 11 of the Indenture.

            (b) If a Failed Secondary Remarketing has occurred, holders of Notes who hold such Notes following the Purchase Contract Settlement Date will have the right to deliver the Notes to the Company for repurchase on December 1, 2005 (the "Note Repurchase Date"), upon at least three Business Days prior notice, at a price per Note equal to the principal amount of such Notes plus any accrued and unpaid interest (the "Note Put Price").

            (c) In order for the Notes to be repurchased on the Note Repurchase Date, the Trustee must receive on or prior to 5:00 p.m. New York City time on the third Business Day immediately preceding the Note Repurchase Date, at its Corporate Trust Office or at an office or agency maintained by the Company in the Borough of Manhattan, The City of New York, the Notes to be repurchased with the form entitled "Option to Elect Repurchase" on the reverse of or otherwise accompanying such Notes duly completed. Any such notice received by the Trustee shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of the Notes for repayment shall be determined by the Company, whose determination shall be final and binding.

            (d) Payment of the Note Put Price shall be made through the Trustee, subject to the Trustee's receipt of payment from the Company in accordance with the terms of the Indenture, no later than 12:00 noon, New York City time, on the Note Repurchase Date, and to such account as may be designated. Neither the Trustee nor the Company will be required to register or cause to be registered the transfer of any Note for which repayment has been elected.

            (e) Unless the Company defaults in its obligation to pay the Redemption Amount, plus any accrued and unpaid interest including compound interest or the Note Put Price, on and after the Tax Event Redemption Date or the Note Repurchase Date, as the case may be, interest shall cease to accrue on the Notes so redeemed.

            (f) Except as provided in Section 205(a), the Company will have no right to redeem the Notes.

            (g) The Notes will not be subject to a sinking fund provision.


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            (h) The Company will have no right to satisfy and  discharge  any of its obligations on the Notes by making, or causing to be made, any deposit of money or Government Obligations provided for by Article Fourteen of the Indenture.

      Section 206. Events of Default. So long as the Notes are held by the Property Trustee, it shall be an Event of Default with respect to the Notes if the Trust shall have voluntarily or involuntarily dissolved, wound up its business or otherwise terminated its existence except in connection with (i) the distribution of the Notes held by the Property Trustee to the holders of the Preferred Securities and Common Securities in liquidation of their interests in the Trust; (ii) the redemption of all of the outstanding Preferred Securities and Common Securities; or (iii) a consolidation, conversion, amalgamation, merger or other transaction involving the Trust that is permitted under Article IX of the Declaration.

      Section 207. Extension of Interest Payment Period.

            (a) The Company shall have the right at any time and from time to time, so long as no Event of Default with respect to the Notes has occurred and is continuing, to defer payments of interest by extending the interest payment period of such Notes for a period not extending beyond the Maturity Date (an "Extension Period"), during which Extension Period no interest shall be due and payable; provided however, upon no less than two Business Days' notice to the Remarketing Agent prior to the Initial Remarketing Date or the Secondary
Remarketing Date, as the case may be, the Company may elect that payments of interest will not be deferrable after the Reset Effective Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 207, will accrue (i) in the event of an Extension Period prior to the Reset Effective Date or in the event of a Failed Secondary Remarketing, at the rate of 10.25% per annum, and (ii) in the event of an Extension Period, if any, following the Reset Effective Date, at the Reset Rate per annum, in either case until such Deferred Interest is paid. Deferred Interest shall be compounded ("Compounded Interest") (x) quarterly for each quarter of such Extension Period prior to the Reset Effective Date, (y) quarterly for each quarter of such Extension Period prior to November 16, 2007 in the event of a Failed Secondary Remarketing, or (z) semiannually for each semiannual period of such Extension Period, if any, subsequent to the Reset Effective Date. At the end of such Extension Period, the Company shall pay all interest accrued and unpaid on the Notes and Compounded Interest (together, "Deferred Interest") that shall be payable to the Holders of the Notes in whose names the Notes are registered in the Security Register on the first Regular Record Date after the end of the Extension Period. Prior to the expiration of any Extension Period, the Company may further extend such period, provided that such period together with all such previous and further extensions thereof shall not extend beyond the Maturity Date. Upon termination of any Extension Period and the payment of all Deferred Interest then due, the Company may commence a new Extension Period, provided that such Extension Period, together with all extensions thereof, may not extend beyond the Maturity Date. No interest shall be due and payable during an Extension Period except at the end thereof, but the Company, at its option, may prepay on any Interest Payment Date all or any portion of the interest accrued during the then elapsed portion of an Extension Period.


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            (b) In the  event of a Failed  Secondary  Remarketing,  the  Company shall pay all Deferred Interest on the Purchase Contract Settlement Date to the Holders of record as of the applicable Regular Record Date.

            (c) The Company's deferral of interest payments during an Extension Period shall not constitute an Event of Default pursuant to Section 501(1) of the Indenture.

            (d) All Deferred Interest shall be deemed paid by the Company upon the occurrence of the Reset Effective Date.

      Section 208. Notice of Extension. The Company shall give written notice to the Trustee (and the Trustee shall give notice thereof to Holders of Notes) of its election of any Extension Period (or any further extension thereof) at least ten Business Days before the earlier of (i) the date on which interest on the Notes would have been payable except for the election to begin or extend the Extension Period (whether or not an Interest Payment Date), (ii) the date the Trustee is required to give notice to any securities exchange or to Holders of Notes of such date on which interest on the Notes would have been payable, or
(iii) the Regular Record Date on which interest on the Notes would have been payable.

      Section 209. Place of Payment. The Place of Payment will be initially the principal corporate trust office of the Trustee which, at the date hereof, is located at 21 South Street, Morristown, New Jersey 07960.

                                  ARTICLE THREE
                                    EXPENSES

      Section 301. Payment of Expenses. In connection with the offering, sale and issuance of the Notes to the Trust in connection with the sale of the Preferred Securities and Common Securities by the Trust, the Company will pay for all costs and expenses relating to the offering, sale and issuance of the Notes, including compensation of the Trustee under the Indenture in accordance with the provisions of Section 606 of the Indenture.

                                  ARTICLE FOUR
                                    COVENANTS

      Section 401. Covenants during an Extension Period or in the Event of an Event of Default. During an Extension Period or if an Event of Default with respect to the Notes occurs and is continuing, the Company shall not, and shall not permit any of its subsidiaries to:

            (a) redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock;

            (b) declare or pay any dividends or distributions on its capital stock;

            (c) make any distribution on any trust preferred security that ranks pari passu with the Preferred Securities or pay interest on senior debt with similar deferral provisions to the Notes; or


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            (d) make any payment of principal,  interest or premium,  if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank subordinate in right of payment to, the Notes or make any guarantee payments with respect to any guarantee by the Company of the debt of any subsidiary of the Company if such guarantee ranks subordinate in right of payment to, the Notes.

      Notwithstanding the foregoing, the Company and any of its subsidiaries may
(i) purchase or acquire capital stock of the Company or such subsidiary in connection with the satisfaction by the Company or such subsidiary of its obligations under any employee or director compensation or benefit plans, under its direct stock purchase and dividend reinvestment plan or pursuant to any contract or security outstanding on the first day of any such Extension Period or Event of Default, as the case may be, requiring the Company or such subsidiary to purchase capital stock of the Company or such subsidiary, (ii) reclassify the Company's or such subsidiary's capital stock or exchange or convert one class or series of the Company's or such subsidiary's capital stock for another class or series of the Company's or such subsidiary's capital stock,
(iii) purchase fractional interests in shares of the Company's or such subsidiary's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) redeem or repurchase any rights pursuant to a rights agreement or (vi) make payments under the Guarantee.

      Section 402. Additional Covenants Relating to the Trust. As long as the Preferred Securities remain outstanding, the Company will:

            (a) maintain, directly or indirectly, 100% ownership of the Common Securities;

            (b) cause the Trust to remain a statutory trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by the Declaration;

            (c) use its commercially reasonable efforts to ensure that the Trust will not be an "investment company" required to be registered under the 1940 Act;

            (d) not take any action that would be reasonably likely to cause the Trust to be classified as an association, a partnership or a publicly traded partnership taxable as a corporation for United States federal income tax purposes; and

            (e) pay all of the debts and obligations of the Trust (other than with respect to the securities issued by the Trust) and all costs and expenses of the Trust (including, but not limited to, all costs and expenses relating to the organization of the Trust, the fees and expenses of the Property Trustee, the Delaware Trustee and the Administrative Trustees and all costs and expenses relating to the operation of the Trust) and any and all taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States, or any other taxing authority, so that the net amounts received and retained by the Trust after paying such expenses will be equal to the amounts the Trust would have received had no debts, obligations, costs, expenses, taxes, duties, assessments or governmental charges been incurred by or imposed on the Trust.


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

                                  ARTICLE FIVE
                             ORIGINAL ISSUE OF NOTES

      Section 501. Original Issue of Notes. Notes in an aggregate principal amount of up to $474,226,850 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes upon receipt of a Company Order for authentication and delivery, without any further action by the Company.

                                  ARTICLE SIX
                    RIGHTS OF HOLDERS OF PREFERRED SECURITIES

      Section 601. Preferred Security Holders' Rights. If the Property Trustee fails to enforce its rights under the Notes in accordance with Section 507 of the Indenture after a holder of Preferred Securities has made a written request, the holder of Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against the Company in accordance with
Section 507 of the Indenture to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other Person.

      Section 602. Direct Action. Notwithstanding any other provision of the Indenture, for as long as any Preferred Securities remain outstanding, to the fullest extent permitted by law, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Notes on the date such interest or principal is otherwise payable (or in the case of a Tax Event Redemption or a repurchase of the Notes pursuant to Section 205(b), the Tax Event Redemption Date or the Repurchase Date), then a holder of Preferred Securities may institute a proceeding directly against the Company (a "Direct Action") to enforce payment to such holder of the principal or interest on Notes having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder.

      Section 603. Payments Pursuant to Direct Actions. The Company will have the right to set off against its obligations to the Trust, as Holder of the Notes, any payment made to a holder of Preferred Securities in connection with a Direct Action.

      Section 604. Modifications. So long as any Preferred Securities remain outstanding, (i) no amendment to this First Supplemental Indenture or the Indenture shall be made that adversely affects the holders of the Preferred Securities in any material respect, and no termination of this First Supplemental Indenture or the Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this First Supplemental Indenture or the Indenture shall be effective, without the prior consent of the holders of at least a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities unless and until the principal of the Notes and all accrued and unpaid interest thereon have been paid in full, and (ii) no amendment shall be made to this Article Six of this First Supplemental Indenture that would impair the rights of the holders of the Preferred Securities without the prior consent of the holders of each Outstanding Preferred Security unless and until the principal of the Notes and all accrued and unpaid interest thereon have been paid in full.

                                  ARTICLE SEVEN
                                   REMARKETING

      Section 701. Effectiveness of this Article. Upon a distribution of the Notes upon the liquidation and dissolution of the Trust which occurs prior to the Initial Remarketing Date or, in the event of a Failed Initial Remarketing, the Secondary Remarketing Date, the Notes shall be remarketed in accordance with the procedures (the "Remarketing Procedures") relating to Remarketing set forth in the Declaration and the Remarketing Agreement. In such case, the Notes shall be remarketed in accordance with the Remarketing Procedures as and to the extent that they were Preferred Securities and all references in the Remarketing Procedures to (i) the Preferred Securities shall be read as references to the Notes and (ii) the Property Trustee shall be read as references to the Indenture Trustee, unless the context requires otherwise. Until such a distribution, or if such distribution occurs after the Remarketing of the Preferred Securities pursuant to the Declaration or the Purchase Contract Settlement Date, this Article Seven will have no effect.

                                  ARTICLE EIGHT
                            ACCELERATION OF MATURITY

      Section 801. Automatic Acceleration. If an Event of Default with respect to the Notes specified in clause (5) or (6) of Section 501 of the Indenture occurs and is continuing, the principal of the Notes shall become due and payable immediately, without any declaration, notice or other act on the part of the Trustee or any holder thereof.

                                  ARTICLE NINE
                                  MISCELLANEOUS

      Section 901. Execution of Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture, and, as provided in the Indenture, this First Supplemental Indenture forms a part thereof.

      Section 902. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof or of the Indenture which is required to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

      Section 903. Construction. The Article and Section headings herein are for convenience only and shall not affect the construction hereof. Unless otherwise indicated herein, a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture.

      Section 904. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

      Section  905.  Separability  Clause.  In case any  provision in this First
Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 906. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

      Section 907. Recitals. The recitals contained in this First Supplemental Indenture shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness.

      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                                           PUBLIC SERVICE ENTERPRISE GROUP
                                           INCORPORATED

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

[SEAL]

Attest:

----------------------------------
Assistant Secretary

                                           WACHOVIA BANK, NATIONAL
                                           ASSOCIATION, as Trustee

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Attest:

----------------------------------
Assistant Secretary

                                                                       EXHIBIT A

                             [FORM OF FACE OF NOTE]

REGISTERED

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                         SENIOR DEFERRABLE NOTE DUE 2007

No. R-                                                                         $

      PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to herein), for value received, hereby promises to pay Wachovia Bank, National Association, as Property Trustee for PSEG Funding Trust I, or registered assigns, the principal sum of $474,226,850 (Four Hundred Seventy Four Million, Two Hundred Twenty Six Thousand, Eight Hundred and Fifty Dollars) on November 16, 2007, and to pay interest on said principal sum from September 10, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6.25% per annum to but excluding the Reset Effective Date, and at the Reset Rate thereafter (which rate shall not be higher than the maximum rate permitted by law) or, in the event of a Failed Secondary Remarketing, to but excluding November 16, 2007, until the principal hereof shall have become due and payable. The Company shall pay interest on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at 10.25% per annum to but excluding the Reset Effective Date, and at the Reset Rate thereafter, compounded quarterly (prior to the Reset Effective Date) or semiannually (on and after the Reset Effective Date). Interest shall be payable quarterly in arrears on February 16, May 16, August 16 and November 16 of each year, commencing November 16, 2002; provided that, following the Reset Effective Date, interest shall be payable semi-annually in arrears on each May 16 and November 16, commencing November 16, 2005 (in the event that the Reset Effective Date is also the Initial Reset Date) or May 16, 2006 (in the event that the Reset Effective Date is also the Purchase Contract Settlement Date). If the Reset Effective Date is the Initial Reset Date and such date is not otherwise a scheduled Interest Payment Date, an interest payment shall be payable on the Initial Reset Date equal to the amount of interest accrued on the Notes from the most recent Interest Payment Date to but excluding the Initial Reset Date. In such case, interest payable on the Interest Payment Date next following the Initial Reset Date shall equal the amount of interest accrued from and including the Initial Reset

Date to but excluding such Interest Payment Date. Each date on which interest is payable hereon is referred to herein as an "Interest Payment Date." The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable is not a Business Day, then payment of the interest payable on such date will be made on the next day that is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to herein, be paid to the Holder in whose name this Note (or one or more Predecessor Notes, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the Business Day preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more
Predecessor Notes) is registered at the close of business on a Special Record Date to be fixed by the Trustee referred to on the reverse side hereof for the payment of such defaulted interest, notice whereof shall be given to the Holders of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

      Payment of the principal of and premium, if any, and interest on this Note will be made at the office or agency of the Trustee maintained for that purpose in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money mailed to the Holder's registered address or by wire transfer to a dollar account designated by the Holder.

      Interest on this Note is deferrable, at the election of the Company, in accordance with the terms of the First Supplemental Indenture, dated as of September 10, 2002 (the "First Supplemental Indenture"), between the Company and Wachovia Bank, National Association, as Trustee. Any deferred interest shall accrue interest at the rate set forth in the First Supplemental Indenture.

      This Note is, to the extent provided in the Indenture, unsecured and will rank in right of payment equally with all other unsecured and unsubordinated obligations of the Company.

      Additional provisions of this Note are set forth on the reverse side hereof, and such provisions shall for all purposes have the same effect as though fully set forth at this place.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                           PUBLIC SERVICE ENTERPRISE GROUP
                                           INCORPORATED

Dated: September 10, 2002                  By:
                                               ---------------------------------
                                               Name:
                                               Title:

[SEAL]

Attest:
        ------------------------------
        Assistant Secretary

                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: September 10, 2002                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Trustee

                                           By:
                                               ---------------------------------
                                               Authorized Signatory

                            (FORM OF REVERSE OF NOTE)

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                         SENIOR DEFERRABLE NOTE DUE 2007

      This Note is one of a duly authorized series of Securities of the Company (herein called the "Notes") issued under an Indenture, dated as of November 1, 1998, as supplemented by the First Supplemental Indenture (together, as amended or supplemented from time to time, the "Indenture"), between the Company and Wachovia Bank, National Association (formerly known as First Union National
Bank), as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $474,226,850.

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      This Note is not subject to any sinking fund, nor may this Note be redeemed at the option of the Company prior to the Maturity Date except upon the occurrence of a Tax Event. In addition, the Notes shall be subject to repurchase by the Company following a Failed Secondary Remarketing as described below.

      The indebtedness of this Note will not be subject to defeasance pursuant to the Indenture.

      If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Company, the Trust, the Holders of the Notes, and holders of Preferred Securities and Common Securities agree to treat the Notes as indebtedness for all United States federal income tax purposes.

      If a Tax Event occurs and is continuing, the Company may, at its option and upon not less than 30 nor more than 60 days' notice to the Holders of the Notes, redeem the Notes in whole (but not in part) at a price per Note equal to the Redemption Amount plus any accrued and unpaid interest (including compound interest, if any) to the Tax Event Redemption Date. The Redemption Amount, plus any accrued and unpaid interest (including compound interest, if any) to the Tax Event Redemption Date, shall be paid prior to 12:00 noon, New York City time, on the Tax Event Redemption Date, by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

      If a Failed Secondary Remarketing has occurred, each Holder of Securities will have the right to deliver the Notes to the Company for repurchase at a price per Note equal to the Note Put Price. The Holder shall give written notice of such election not less than three Business Days prior to December 1, 2005 and the aggregate Put Price shall be paid prior to 12:00 noon, New York City time, on December 1, 2005 by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities at the time of each series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series at the time, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Note of the series of which this Note is a part is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained by the Trustee for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto and by such other documents satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Security Registrar initially appointed under the Indenture for the Notes is Wachovia Bank, National Association.

      The Notes of the series of which this Note is a part are issuable only in registered form without coupons in denominations of $50 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in this Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof.

                           OPTION TO ELECT REPURCHASE

      The undersigned hereby irrevocably requests and instructs the Company to repurchase $____ principal amount of this Note in accordance with Section 205 of the First Supplemental Indenture, on the "Repurchase Date," at the principal amount of the Note plus any interest thereon accrued but unpaid to the date of repurchase, to the undersigned at:

(Please print or type name and address of the undersigned),

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining aggregate principal amount of this Security.

For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Trustee at c/o ________________________ _______________________, no later than 5:00 p.m. on the third Business Day immediately preceding December 1, 2005.

Dated:                                     Signature:
      ------------------------------                  --------------------------

                                           Signature Guarantee:
                                                                ----------------

Note: The signature to this Option to Elect Repurchase must correspond with the name as written upon the face of the within Note without alteration or enlargement or change whatsoever.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM               - as tenants in common
            TEN ENT               - as tenants by the entireties
            JT TEN                - as joint tenants with right of survivorship
                                    and not as tenants in common
            UNIF GIFT MIN ACT -                     Custodian
                                    --------------            -----------------
                                        (Cust)                  (Minor) Under
                                    Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

                                   ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------
|                                          |
|                                          |
-------------------------------------------


--------------------------------------------------------------------------------
      (Please Print or Typewrite Name and Address of Assignee)

the within instrument of PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED and does hereby irrevocably constitute and appoint _____________________________________ Attorney to transfer said instrument on the books of the within-named corporation, with full power of substitution in the premises.

Dated:
       ---------------------------           -------------------------------
                                                   Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration by enlargement or any change whatever.

                                                                       EXHIBIT B

                             [FORM OF FACE OF NOTE]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE OF THE DEPOSITARY TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                         SENIOR DEFERRABLE NOTE DUE 2007

No. R-                                                                         $
      ---------------

CUSIP No.
          --------------

      PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to herein), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum of $474,226,850 (Four Hundred Seventy Four Million, Two Hundred Twenty Six Thousand, Eight Hundred and Fifty Dollars) or such other principal sum as is reflected in the Schedule of Increases or Decreases attached hereto on November 16, 2007, and to pay interest on said principal sum from September 10, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6.25% per annum to but excluding the Reset Effective Date, and at the Reset Rate thereafter (which rate shall not be higher than the maximum rate permitted by law) or, in the event of a Failed Secondary Remarketing, to but excluding November 16, 2007, until the principal hereof shall have become due and payable. The Company shall pay interest on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at 10.25% per annum to but excluding the Reset Effective Date, and at the Reset Rate thereafter, compounded quarterly (prior to the Reset Effective Date) or semiannually (on and after the Reset Effective Date). Interest shall be payable quarterly in arrears on February 16, May 16, August 16 and November 16 of each year, commencing November 16, 2002; provided that, following the Reset Effective Date, interest shall be payable semi-annually in arrears on each May 16 and November 16, commencing November 16, 2005 (in the event that the Reset Effective Date is also the Initial Reset Date) or May 16, 2006 (in the event that the Reset Effective Date is also the Purchase Contract Settlement Date). If the Reset Effective Date is the Initial Reset Date and such date is not otherwise a scheduled Interest Payment Date, an interest payment shall be payable on the Initial Reset Date equal to the amount of interest accrued on the Notes from the most recent Interest Payment Date to but excluding the Initial Reset Date. In such case, interest payable on the Interest Payment Date next following the Initial Reset Date shall equal the amount of interest accrued from and including the Initial Reset Date to but excluding such Interest Payment Date. Each date on which interest is payable hereon is referred to herein as an "Interest Payment Date." The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable is not a Business Day, then payment of the interest payable on such date will be made on the next day that is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to herein, be paid to the Holder in whose name this Note (or one or more Predecessor Notes, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the Business Day preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date to be fixed by the Trustee referred to on the reverse side hereof for the payment of such defaulted interest, notice whereof shall be given to the Holders of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

      Payment of the principal of and premium, if any, and interest on this Note will be made at the office or agency of the Trustee maintained for that purpose in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money mailed to the Holder's registered address or by wire transfer to a dollar account designated by the Holder.

      Interest on this Note is deferrable, at the election of the Company, in accordance with the terms of the First Supplemental Indenture, dated as of September 10, 2002 (the "First Supplemental Indenture"), between the Company and Wachovia Bank, National Association, as

Trustee. Any deferred interest shall accrue interest at the rate set forth in the First Supplemental Indenture.

      This Note is, to the extent provided in the Indenture, unsecured and will rank in right of payment equally with all other unsecured and unsubordinated obligations of the Company.

      Additional provisions of this Note are set forth on the reverse side hereof, and such provisions shall for all purposes have the same effect as though fully set forth at this place.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                           PUBLIC SERVICE ENTERPRISE GROUP
                                           INCORPORATED

Dated: September 10, 2002                  By:
                                               ---------------------------------
                                               Name:
                                               Title:

[SEAL]

Attest:
        -----------------------------
        Assistant Secretary

                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes of the series referred to in the within-mentioned Indenture.

Dated: September 10, 2002                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Trustee
                                           By:
                                               ---------------------------------
                                               Authorized Signatory

                            (FORM OF REVERSE OF NOTE)

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                         SENIOR DEFERRABLE NOTE DUE 2007

      This Note is one of a duly authorized series of Securities of the Company (herein called the "Notes") issued under an Indenture, dated as of November 1, 1998, as supplemented by the First Supplemental Indenture (together, as amended or supplemented from time to time, the "Indenture"), between the Company and Wachovia Bank, National Association (formerly known as First Union National
Bank), as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $474,226,850.

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      This Note is not subject to any sinking fund, nor may this Note be redeemed at the option of the Company prior to the Maturity Date except upon the occurrence of a Tax Event. In addition, the Notes shall be subject to repurchase by the Company following a Failed Secondary Remarketing as described below.

      The indebtedness of this Note will not be subject to defeasance pursuant to the Indenture.

      If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Company, the Trust, the Holders of the Notes, and holders of Preferred Securities and Common Securities agree to treat the Notes as indebtedness for all United States federal income tax purposes.

      If a Tax Event occurs and is continuing, the Company may, at its option and upon not less than 30 nor more than 60 days' notice to the Holders of the Notes, redeem the Notes in whole (but not in part) at a price per Note equal to the Redemption Amount plus any accrued and unpaid interest (including compound interest, if any) to the Tax Event Redemption Date. The Redemption Amount, plus any accrued and unpaid interest (including compound interest, if any) to the Tax Event Redemption Date, shall be paid prior to 12:00 noon, New York City time, on the Tax Event Redemption Date, by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

      If a Failed Secondary Remarketing has occurred, each Holder of Securities will have the right to deliver the Notes to the Company for repurchase at a price per Note equal to the Note Put Price. The Holder shall give written notice of such election not less than three Business Days prior to December 1, 2005 and the aggregate Put Price shall be paid prior to 12:00 noon, New York City time, on December 1, 2005 by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities at the time of each series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series at the time, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      This Note shall be exchangeable for Notes registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Note shall be so exchangeable if (x) the Depositary is at any time unwilling or unable to continue as Depositary for such series or no longer eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, or
(y) the Company executes and delivers to the Trustee an Order providing that this Note shall be so exchangeable. Notes so issued in exchange for this Note shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Note, in authorized denominations and in the aggregate having the same principal amount as this Note and registered in such names as the Depositary for such Global Note shall direct.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Note of the series of which this Note is a part is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained by the Trustee for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto and by such other documents satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The

Security Registrar initially appointed under the Indenture for the Notes is Wachovia Bank, National Association.

      The Notes of the series of which this Note is a part are issuable only in registered form without coupons in denominations of $50 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in this Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof.

                           OPTION TO ELECT REPURCHASE

      The undersigned hereby irrevocably requests and instructs the Company to repurchase $____ principal amount of this Note in accordance with Section 205 of the First Supplemental Indenture, on the "Repurchase Date," at the principal amount of the Note plus any interest thereon accrued but unpaid to the date of repurchase, to the undersigned at:

(Please print or type name and address of the undersigned),

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining aggregate principal amount of this Security.

For this Option to Elect Repurchase to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Trustee at c/o _____________________________, no later than 5:00 p.m. on the third Business Day immediately preceding December 1, 2005.

Dated:                                     Signature:
      ------------------------------                  --------------------------

                                           Signature Guarantee:
                                                                ----------------

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Note without alteration or enlargement or change whatsoever.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

              TEN COM             - as tenants in common
              TEN ENT             - as tenants by the entireties
              JT TEN              - as joint tenants with right of survivorship
                                    and not as tenants in common
              UNIF GIFT MIN ACT -                  Custodian
                                  -------------              -------------------
                                     (Cust)                     (Minor) Under
                                  Uniform Gifts to Minors Act

                                   ----------

Additional abbreviations may also be used though not in the above list.

-----------------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------
|                                          |
|                                          |
-------------------------------------------

--------------------------------------------------------------------------------
      (Please Print or Typewrite Name and Address of Assignee)

the within instrument of PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED and does hereby irrevocably constitute and appoint ________________________________ Attorney to transfer said instrument on the books of the within-named corporation, with full power of substitution in the premises.

Dated:
       ----------------------              ---------------------------
                                           Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration by enlargement or any change whatever.

                       SCHEDULE OF INCREASES OR DECREASES

The following increases or decreases in this Global Note have been made:

                           Amount of increase      Amount of decrease     Principal amount of
                              in principal            in principal         Note evidenced by        Signature of
                             amount of Note          amount of Note         the Global Note      authorized officer
                            evidenced by the        evidenced by the        following such          of Trustee or
      Date                     Global Note            Global Note        decrease or increase   Securities Custodian
---------------            ------------------      ------------------    --------------------   --------------------


                                                                       EXHIBIT C

                             [FORM OF FACE OF NOTE]

REGISTERED

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                         SENIOR DEFERRABLE NOTE DUE 2007

No. R-                                                                         $

      PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to herein), for value received, hereby promises to pay Wachovia Bank, National Association, as Purchase Contract Agent pursuant to the Purchase Contract Agreement (as defined in the Indenture), or registered assigns, the principal sum of $474,226,850 (Four Hundred Seventy Four Million, Two Hundred Twenty Six Thousand, Eight Hundred and Fifty Dollars) or such other principal sum as is reflected in the Schedule of Increases or Decreases attached hereto on November 16, 2007, and to pay interest on said principal sum from September 10, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6.25% per annum to but excluding the Reset Effective Date, and at the Reset Rate thereafter (which rate shall not be higher than the maximum rate permitted by law) or, in the event of a Failed Secondary Remarketing, to but excluding November 16, 2007, until the principal hereof shall have become due and payable. The Company shall pay interest on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at 10.25% per annum to but excluding the Reset Effective Date, and at the Reset Rate thereafter, compounded quarterly (prior to the Reset Effective Date) or semiannually (on and after the Reset Effective Date). Interest shall be payable quarterly in arrears on February 16, May 16, August 16 and November 16 of each year, commencing November 16, 2002; provided that, following the Reset Effective Date, interest shall be payable semiannually in arrears on each May 16 and November 16, commencing November 16, 2005 (in the event that the Reset Effective Date is also the Initial Reset Date) or May 16, 2006 (in the event that the Reset Effective Date is also the Purchase Contract Settlement Date). If the Reset Effective Date is the Initial Reset Date and such date is not otherwise a scheduled Interest Payment Date, an interest payment shall be payable on the Initial Reset Date equal to the amount of interest accrued on the Notes from the most recent Interest Payment Date to but excluding the

Initial Reset Date. In such case, interest payable on the Interest Payment Date next following the Initial Reset Date shall equal the amount of interest accrued from and including the Initial Reset Date to but excluding such Interest Payment Date. Each date on which interest is payable hereon is referred to herein as an "Interest Payment Date." The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable is not a Business Day, then payment of the interest payable on such date will be made on the next day that is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to herein, be paid to the Holder in whose name this Note (or one or more Predecessor Notes, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the Business Day preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date to be fixed by the Trustee referred to on the reverse side hereof for the payment of such defaulted interest, notice whereof shall be given to the Holders of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

      Payment of the principal of and premium, if any, and interest on this Note will be made at the office or agency of the Trustee maintained for that purpose in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money mailed to the Holder's registered address or by wire transfer to a dollar account designated by the Holder.

      Interest on this Note is deferrable, at the election of the Company, in accordance with the terms of the First Supplemental Indenture, dated as of September 10, 2002 (the "First Supplemental Indenture"), between the Company and Wachovia Bank, National Association, as Trustee. Any deferred interest shall accrue interest at the rate set forth in the First Supplemental Indenture.

      This Note is, to the extent provided in the Indenture, unsecured and will rank in right of payment equally with all other unsecured and unsubordinated obligations of the Company.

      Additional provisions of this Note are set forth on the reverse side hereof, and such provisions shall for all purposes have the same effect as though fully set forth at this place.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                           PUBLIC SERVICE ENTERPRISE GROUP
                                           INCORPORATED

Dated: September 10, 2002                  By:
                                               ---------------------------------
                                               Name:
                                               Title:

[SEAL]

Attest:
        -----------------------------
        Assistant Secretary

                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: September 10, 2002                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Trustee

                                           By:
                                              ---------------------------------
                                              Authorized Signatory

                            (FORM OF REVERSE OF NOTE)

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                         SENIOR DEFERRABLE NOTE DUE 2007

      This Note is one of a duly authorized series of Securities of the Company (herein called the "Notes") issued under an Indenture, dated as of November 1, 1998, as supplemented by the First Supplemental Indenture (together, as amended or supplemented from time to time, the "Indenture"), between the Company and Wachovia Bank, National Association (formerly known as First Union National
Bank), as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $474,226,850.

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      This Note is not subject to any sinking fund, nor may this Note be redeemed at the option of the Company prior to the Maturity Date except upon the occurrence of a Tax Event. In addition, the Notes shall be subject to repurchase by the Company following a Failed Secondary Remarketing as described below.

      The indebtedness of this Note will not be subject to defeasance pursuant to the Indenture.

      If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Company, the Trust, the Holders of the Notes, and holders of Preferred Securities and Common Securities agree to treat the Notes as indebtedness for all United States federal income tax purposes.

      If a Tax Event occurs and is continuing, the Company may, at its option and upon not less than 30 nor more than 60 days' notice to the Holders of the Notes, redeem the Notes in whole (but not in part) at a price per Note equal to the Redemption Amount plus any accrued and unpaid interest (including compound interest, if any) to the Tax Event Redemption Date. The Redemption Amount, plus any accrued and unpaid interest (including compound interest, if any) to the Tax Event Redemption Date, shall be paid prior to 12:00 noon, New York City time, on the Tax Event Redemption Date, by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

      If a Failed Secondary Remarketing has occurred, each Holder of Securities will have the right to deliver the Notes to the Company for repurchase at a price per Note equal to the Note Put Price. The Holder shall give written notice of such election not less than three Business Days prior to December 1, 2005 and the aggregate Put Price shall be paid prior to 12:00 noon, New York City time, on December 1, 2005 by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities at the time of each series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series at the time, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Note of the series of which this Note is a part is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained by the Trustee for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto and by such other documents satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Security Registrar initially appointed under the Indenture for the Notes is Wachovia Bank, National Association.

      The Notes of the series of which this Note is a part are issuable only in registered form without coupons in denominations of $50 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in this Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof.

                           OPTION TO ELECT REPURCHASE

      The undersigned hereby irrevocably requests and instructs the Company to repurchase $____ principal amount of this Note in accordance with Section 205 of the First Supplemental Indenture, on the "Repurchase Date," at the principal amount of the Note plus any interest thereon accrued but unpaid to the date of repurchase, to the undersigned at:

(Please print or type name and address of the undersigned),

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining aggregate principal amount of this Security.

For this Option to Elect Repurchase to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Trustee at c/o ____________________________________, no later than 5:00 p.m. on the third
Business Day immediately preceding December 1, 2005.

Dated:                                     Signature:
      ----------------------------                    --------------------------

                                           Signature Guarantee:
                                                                ----------------

Note: The signature to this Option to Elect Repurchase must correspond with the name as written upon the face of the within Note without alteration or enlargement or change whatsoever.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM              - as tenants in common
            TEN ENT              - as tenants by the entireties
            JT TEN               - as joint tenants with right of survivorship
                                   and not as tenants in common
            UNIF GIFT MIN ACT -                   Custodian
                                ----------------            --------------------
                                    (Cust)                     (Minor) Under
                                Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

                                   ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------
|                                          |
|                                          |
-------------------------------------------

--------------------------------------------------------------------------------
      (Please Print or Typewrite Name and Address of Assignee)

the within instrument of PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED and does hereby irrevocably constitute and appoint _________________________________ Attorney to transfer said instrument on the books of the within-named corporation, with full power of substitution in the premises.

Dated:
       ---------------------------         -------------------------------------
                                           Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration by enlargement or any change whatever.

                       SCHEDULE OF INCREASES OR DECREASES

The following increases or decreases in this Pledged Note have been made:

                           Amount of increase      Amount of decrease     Principal amount of
                              in principal            in principal         Note evidenced by        Signature of
                             amount of Note          amount of Note        the Pledged Note      authorized officer
                            evidenced by the        evidenced by the        following such          of Trustee or
       Date                   Pledged Note            Pledged Note       decrease or increase   Securities Custodian
----------------           ------------------      ------------------    --------------------   --------------------
